UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 19, 2011

CoBiz Financial Inc.

(Exact name of registrant as specified in its charter)

Commission file number 001-15955

Colorado	84-0826324
(State or other jurisdiction of incorporation or	(IRS Employer Identification No.)
organization)

821 17th Street
Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

(303) 293-2265

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

CoBiz Financial Inc. (the “Company”) held its annual meeting of shareholders on May 19, 2011, and the following matters were voted:

1.               The election of the following nominees to serve as directors of the Company:

Nominee	For	Withheld	Non-votes
Steven Bangert	26,915,932	1,510,172	4,573,125
Michael B. Burgamy	27,313,702	1,112,402	4,573,125
Morgan Gust	28,030,704	395,400	4,573,125
Evan Makovsky	27,578,909	847,195	4,573,125
Douglas L. Polson	27,674,363	751,741	4,573,125
Mary K. Rhinehart	28,030,384	395,720	4,573,125
Noel N. Rothman	27,444,372	981,732	4,573,125
Timothy J. Travis	27,303,285	1,122,819	4,573,125
Mary Beth Vitale	27,809,509	616,595	4,573,125
Mary M. White	27,965,366	460,738	4,573,125

2.               Deloitte & Touche LLP was ratified as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011.  The votes were as follows:

For	31,724,038
Against	987,708
Abstain	287,483
Non-votes	—

3.               The nonbinding shareholder approval of executive compensation was approved as follows:

For	27,875,079
Against	462,855
Abstain	88,170
Non-votes	4,573,125

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CoBiz Financial Inc.
(Registrant)
	/s/	Lyne Andrich
Lyne Andrich
EVP and CFO
CoBiz Financial Inc.

May 23, 2011